Investment Portfolio	as of September 30, 2021 (Unaudited)
DWS RREEF Real Estate Securities Fund
	Shares	Value ($)

Common Stocks 99.4%
Equity Real Estate Investment Trusts (REITs)
Apartments 14.3%
American Homes 4 Rent "A"	832,722	31,743,363
AvalonBay Communities, Inc.	317,135	70,289,801
Equity Residential	14,091	1,140,244
Essential Properties Realty Trust, Inc. (a)	1,330,675	37,152,446
Independence Realty Trust, Inc.	937,070	19,069,374
Mid-America Apartment Communities, Inc.	302,696	56,528,478
		215,923,706
Diversified 31.1%
American Tower Corp.	404,182	107,273,944
CoreSite Realty Corp.	138,355	19,167,702
Crown Castle International Corp.	586,346	101,625,489
Equinix, Inc.	121,284	95,830,127
Lamar Advertising Co. "A"	229,511	26,038,023
Rayonier, Inc.	680,931	24,295,618
SBA Communications Corp.	214,019	70,748,261
VICI Properties, Inc. (a)	885,166	25,147,566
		470,126,730
Financials 2.3%
Apartment Income REIT Corp.	717,425	35,017,514
Health Care 6.0%
Medical Properties Trust, Inc. (a)	1,536,045	30,828,423
Welltower, Inc.	732,098	60,324,875
		91,153,298
Hotels 2.9%
Apple Hospitality REIT, Inc.	1,035,588	16,289,799
Ryman Hospitality Properties, Inc.*	321,460	26,906,202
		43,196,001
Industrial 14.5%
CyrusOne, Inc.	346,346	26,810,644
EastGroup Properties, Inc.	230,158	38,351,227
First Industrial Realty Trust, Inc.	369,113	19,223,405
Prologis, Inc.	911,681	114,352,148
STAG Industrial, Inc.	535,004	20,998,907
		219,736,331
Manufactured Homes 4.3%
Sun Communities, Inc.	354,563	65,629,611
Office 4.3%
Alexandria Real Estate Equities, Inc.	125,200	23,921,964
Boston Properties, Inc.	260,224	28,195,271
Empire State Realty Trust, Inc. "A" (a)	1,213,666	12,173,070
		64,290,305
Regional Malls 5.1%
Simon Property Group, Inc.	590,380	76,731,689

Retail 0.9%
NETSTREIT Corp.	579,428	13,703,472
Shopping Centers 5.2%
Kimco Realty Corp.	2,303,008	47,787,416
Regency Centers Corp.	152,418	10,262,304
Retail Properties of America, Inc. "A"	1,610,360	20,741,437
		78,791,157
Specialty Services 2.0%
Agree Realty Corp.	457,832	30,322,214
Storage 6.5%
CubeSmart	77,114	3,736,173
Extra Space Storage, Inc.	314,566	52,843,943
Life Storage, Inc.	367,996	42,223,861
		98,803,977
Total Common Stocks (Cost $1,178,445,323)		1,503,426,005

Securities Lending Collateral 3.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c) (Cost $50,332,727)	50,332,727	50,332,727

Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 0.03% (b) (Cost $10,677,592)	10,677,592	10,677,592

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,239,455,642)	103.4	1,564,436,324
Other Assets and Liabilities, Net	(3.4)	(51,410,918)
Net Assets	100.0	1,513,025,406
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended September 30, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 9/30/2021	Value ($) at 9/30/2021
Securities Lending Collateral 3.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c)
6,176,400	44,156,327 (d)	—	—	—	10,655	—	50,332,727	50,332,727
Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 0.03% (b)
10,130,603	205,085,773	204,538,784	—	—	2,127	—	10,677,592	10,677,592
16,307,003	249,242,100	204,538,784	—	—	12,782	—	61,010,319	61,010,319
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2021 amounted to $48,509,187, which is 3.2% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended September 30, 2021.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$1,503,426,005	$—	$—	$1,503,426,005
Short-Term Investments (a)	61,010,319	—	—	61,010,319
Total	$1,564,436,324	$—	$—	$1,564,436,324
(a)	See Investment Portfolio for additional detailed categorizations.
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DRESF-PH3
R-080548-1 (1/23)